                                                                    Exhibit 99.2


                            SHARE PURCHASE AGREEMENT

      SHARE PURCHASE AGREEMENT, dated as of June 28, 2001 (this "AGREEMENT"), between RSL Communications, Ltd. (Provisional Liquidators appointed), a Bermuda corporation (the "Seller"), and Atarey Hasharon Chevra Lepituach Vehashkaot Benadlan (1991) Ltd. (the "PURCHASER").

                              W I T N E S S E T H:

      WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, an aggregate of 19,569,459 shares of Class B Common Stock (the "Shares") of deltathree.com, Inc., a Delaware corporation (the "COMPANY"), pursuant to the terms and subject to the conditions hereinafter set forth; and

      WHEREAS, by an order of the Supreme Court of Bermuda, dated March 19, 2001, Randall Eisenberg of PricewaterhouseCoopers LLP of 1177 Avenue of the Americas, New York, New York, 10036, Peter Spratt of PricewaterhouseCoopers of Plumtree Court, London EC4A 4HT, England, and Peter Mitchell of PricewaterhouseCoopers of Dorchester House, 7 Church Street, Hamilton, Bermuda HM 11 (the "JOINT PROVISIONAL LIQUIDATORS") were appointed the provisional liquidators of the Seller with the express power and authority to sell assets of the Seller; and

      WHEREAS, certain capitalized terms used in this Agreement are defined in
Section 8.1;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereby agree as follows:

                                   ARTICLE I

                           SALE AND PURCHASE OF SHARES

      1.1 SALE AND PURCHASE OF SHARES. Upon the terms and subject to the conditions contained herein, on the Closing Date, the Seller shall sell, assign, transfer, convey and deliver to the Purchaser, and the Purchaser shall purchase from the Seller, the Shares free and clear of all Liens.

                                   ARTICLE II

                           PURCHASE PRICE AND PAYMENT

      2.1 AMOUNT OF PURCHASE PRICE. The purchase price for the Shares shall be an amount equal to $0.80 per Share or an aggregate price of $15,655,567 (the "PURCHASE PRICE").

      2.2 PAYMENT OF PURCHASE PRICE. On the Closing Date, the Purchaser shall pay the Purchase Price to the Seller, which shall be paid by wire transfer of immediately available funds into an account designated by the Seller.


                                  ARTICLE III

                                     CLOSING

      3.1 CLOSING DATE. Subject to the satisfaction of the conditions set forth in Sections 6.1 and 6.2 hereof (or the waiver thereof by the parties entitled to waive that condition), the closing of the sale and purchase of the Shares provided for in Section 1.1 hereof (the "Closing") shall take place at the offices of Weil, Gotshal & Manges, LLP located at 767 Fifth Avenue, New York, New York 10153 (or at such other place as the parties may designate in writing) on June 29, 2001. Timing is of the essence. The date on which the Closing shall be held is referred to in this Agreement as the "CLOSING DATE".

      3.2 PROCEEDINGS AT CLOSING. All proceedings to be taken and all documents to be executed and delivered by all parties at the Closing shall be deemed to have been taken, executed and delivered simultaneously, and no proceedings shall be deemed taken nor any documents executed or delivered until all have been taken, executed and delivered.


                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

                  The Seller hereby represents and warrants to the Purchaser that:

      4.1 AUTHORIZATION OF AGREEMENT. The Seller has all requisite power and authority to execute and deliver this Agreement, and each other agreement, document, instrument or certificate to be executed by the Seller in connection with the consummation of the transactions contemplated by this Agreement (together with this Agreement, the "SELLER DOCUMENTS"), and to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each of the other Seller Documents will be at or prior to the Closing, duly and validly executed and delivered by the Seller and (assuming the due authorization, execution and delivery by the other parties hereto


                                       2
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and thereto) this Agreement constitutes, and each of the other Seller Documents when so executed and delivered will constitute, legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms.

      4.2 TITLE TO SHARES. To the best of the Seller's knowledge and belief after due inquiry and investigation, the Seller is the legal and beneficial owner of the Shares, free and clear of all Liens other than any restrictions on transfer under applicable federal and state securities laws. Upon the Closing, each of the Shares will be converted, automatically and without any action on the part of any person, into one fully paid and nonassessable share of Class A Common Stock of the Company.


                                   ARTICLE V

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

                  The Purchaser hereby represents and warrants to the Seller that:

      5.1 AUTHORIZATION OF AGREEMENT. The Purchaser has full power and authority to execute and deliver this Agreement, and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by the Purchaser in connection with the consummation of the transactions contemplated hereby and thereby (together with this Agreement, the "PURCHASER DOCUMENTS"), and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by the Purchaser of this Agreement and each other Purchaser Document have been duly authorized by all necessary corporate action on behalf of the Purchaser. This Agreement has been, and each other Purchaser Document will be at or prior to the Closing, duly executed and delivered by the Purchaser and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes, and each other Purchaser Document when so executed and delivered will constitute, legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

      5.2 CONFLICTS; CONSENTS OF THIRD PARTIES.

      (a) None of the execution and delivery by the Purchaser of this Agreement and of the other Purchaser Documents, the consummation of the transactions contemplated hereby or thereby on the part of the Purchaser or compliance by the Purchaser with any of the provisions hereof or thereof will (i) conflict with, violate, result in the breach of, or constitute a default under any note, bond, mortgage, indenture, license, agreement or other obligation to which the Purchaser is a party or by which the



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

Purchaser or its properties or assets are bound, or (ii) violate any statute, rule, regulation, order or decree of any Governmental Body or authority by which the Purchaser is bound.

      (b) No consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of the Purchaser in connection with the execution and delivery of this Agreement or the other Purchaser Documents or the compliance by Purchaser with any of the provisions hereof or thereof.

      5.3 INVESTMENT REPRESENTATIONS.

      (a) The Purchaser hereby represents and warrants that the Purchaser is acquiring the Shares being purchased by it hereunder for investment purposes only and not with a view to the sale or distribution thereof. The Purchaser hereby represents that the Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933, as amended, and the Purchaser's knowledge and experience in financial and business matters are such that the Purchaser is capable of evaluating the merits and risks of the Purchaser's investment in the Shares as contemplated by this Agreement. The Purchaser understands and acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended.

      (b) The Purchaser hereby acknowledges that the Purchaser is fully familiar with the Company and that no representations or warranties, express or implied, regarding the Company and its respective businesses, operations, plans or prospects have been made to the Purchaser by the Seller or any other third party.

      5.4 SUFFICIENCY OF FUNDS. The Purchaser hereby represents and warrants that it has sufficient funds necessary to consummate the purchase of the Shares hereunder.


                                   ARTICLE VI

                              CONDITIONS TO CLOSING

      6.1 CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER. The obligation of the Purchaser to consummate the transactions contemplated by this Agreement is subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions (any or all of which may be waived by the Purchaser in whole or in part to the extent permitted by applicable law):

      (a) all representations and warranties of the Seller contained herein shall be true and correct in all material respects as of the Closing Date;

      (b) no Legal Proceedings shall have been instituted or threatened or claim or demand made against the Seller or the Purchaser seeking to restrain or prohibit


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

or to obtain substantial damages with respect to the consummation of the transactions contemplated hereby, and there shall not be in effect any Order by a Governmental Body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby.

      6.2 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLER. The obligations of the Seller to consummate the transactions contemplated by this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions (any or all of which may be waived by the Seller in whole or in part to the extent permitted by applicable law):

      (a) all representations and warranties of the Purchaser contained herein shall be true and correct in all material respects as of the Closing Date; and

      (b) no Legal Proceedings shall have been instituted or threatened or claim or demand made against the Seller or the Purchaser seeking to restrain or prohibit or to obtain substantial damages with respect to the consummation of the transactions contemplated hereby, and there shall not be in effect any Order by a Governmental Body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby.


                                  ARTICLE VII

                            DOCUMENTS TO BE DELIVERED

      7.1 DOCUMENTS TO BE DELIVERED BY THE SELLER. At the Closing, the Seller shall deliver to the Purchaser the following documents:

      (a) duly executed resignations of the following members of the Company's Board of Directors:

            (i) Hilary Kramer and James McDermott, effective as of the Closing; and

            (ii) Keith A. Maib, effective ten (10) days after the mailing of a 14(f) notice to the Company's stockholders in connection with the transactions contemplated by this Agreement;

      (b) certified resolutions of the Company's Board of Directors increasing the size of the Board to six (6) members and appointing three (3) individuals to be designated by the Purchaser to fill the vacancies created by the resignations described in the preceding clause (a);

      (c) instruments in form and substance satisfactory to the Purchaser terminating all agreements, understandings and arrangements between the Seller and the Company;



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      (d) instruments in form and substance satisfactory to the Purchaser releasing the Company from its obligations with respect to all agreements, understandings and arrangements between the Seller and the Company including, without limitation, any indebtedness owing to the Seller;

      (e) the certificate of the Chief Executive Officer, the Chief Operations Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Purchaser, with respect to the capitalization of the Company (including options) immediately prior and immediately following the Closing;

      (f) the report of the Company's transfer agent, as of a recent date, with respect to the issued and outstanding shares of the Company's Class A Common Stock;

      (g) the assignment to the Purchaser, novation and amendment of the Seller's rights and obligations under the Registration Rights Agreement dated September 1, 1999 between the Seller and the Company, in form and substance satisfactory to the Purchaser, accompanied by evidence of the consent of the Company thereto;

      (h) stock certificates representing the Shares, together with a duly executed stock power duly transferring the Shares to the Purchaser as contemplated by this Agreement.

      7.2 DOCUMENTS TO BE DELIVERED BY THE PURCHASER. At the Closing, the Purchaser shall deliver to the Seller evidence of the payment of the Purchase Price.


                                  ARTICLE VIII

                                  MISCELLANEOUS

      8.1 CERTAIN DEFINITIONS.

      For purposes of this Agreement, the following terms shall have the meanings specified in this Section 8.1:

      "CLOSING DATE" shall have the meaning ascribed to such term in Section 3.1 hereof.

      "GOVERNMENTAL BODY" means any government or governmental or regulatory body thereof, or political subdivision thereof, whether federal, state, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private).

      "LEGAL PROCEEDING" means any judicial, administrative or arbitral actions, suits, proceedings (public or private), claims or governmental proceedings.



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

      "LIEN" means any lien, pledge, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, servitude, transfer restriction under any shareholder or similar agreement, encumbrance or any other restriction or limitation whatsoever.

      "ORDER" means any order, injunction, judgment, decree, ruling, writ, assessment or arbitration award.

      "PERMITS" means any approvals, authorizations, consents, licenses, permits or certificates.

      "PERSON" means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Body or other entity.

      8.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The parties hereto hereby agree that the representations and warranties contained in this Agreement shall not survive the execution and delivery of this Agreement, and the Closing hereunder, except that the representation set forth in Section 4.2 hereof shall survive for a period of 90 days from the Closing Date. The maximum liability of the Seller under this Agreement for any breach of any representation or warranty hereunder is the Purchase Price.

      8.3 CONFIDENTIALITY. Until the Closing Date, each of the parties agrees that it will hold in confidence all of the terms of this Agreement and the transactions contemplated by this Agreement and will not release or disclose such information to any other Person, except as required by law and except to the Purchaser's outside professional advisers and prospective lenders in connection with this Agreement and the transaction contemplated hereby who shall be advised of the confidentiality thereof. If the transactions contemplated by this Agreement shall not be consummated, such confidence shall be maintained and such information shall not be used in competition with the Company (except to the extent that such information can be shown to be previously known to the Purchaser, in the public domain or later acquired by the other party from other legitimate sources). Notwithstanding the foregoing, Seller may disclose the term terns of this Agreement and the transaction contemplated hereby to its creditors and to CNET in connection with the Investor Rights Agreement, dated as of the 20th day of October, 1999, by and between the Company, the Seller and CNET Investments, Inc., a Delaware corporation. In addition, the Purchaser agrees that until the Closing hereunder, it shall not conduct any discussions or negotiations or otherwise communicate with, in any manner the Company or any of its representatives without the prior written consent of the Seller.

      8.4 EXPENSES. The Seller and the Purchaser shall each bear their own expenses incurred in connection with the negotiation and execution of this Agreement and each other agreement, document and instrument contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby.


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

      8.5 SPECIFIC PERFORMANCE. The Seller acknowledges and agrees that the breach of this Agreement would cause irreparable damage to the Purchaser and that the Purchaser will not have an adequate remedy at law. Therefore, the obligations of the Seller under this Agreement, including, without limitation, the Seller's obligation to sell the Shares to the Purchaser, shall be enforceable by a decree of specific performance issued by any court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

      8.6 FURTHER ASSURANCES. Each of the Seller and the Purchaser agrees to execute and deliver such other documents or agreements and to take such other action as may be reasonably necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

      8.7 SUBMISSION TO JURISDICTION; CONSENT TO SERVICE OF PROCESS.

      (a) The parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the State of New York over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action proceeding related thereto may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

      (b) Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action or proceeding by the mailing of a copy thereof in accordance with the provisions of Section 8.11.

      8.8 ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS. This Agreement (including the schedules and exhibits hereto) represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the parties hereto. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

      8.9 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      8.10 TABLE OF CONTENTS AND HEADINGS. The table of contents and section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

      8.11 NOTICES. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or mailed by certified mail, return receipt requested, to the parties (and shall also be transmitted by facsimile to the Persons receiving copies thereof) at the following addresses:

                  For the Seller:

                  RSL Communications Ltd. (Provisional Liquidators Appointed) 810 Seventh Avenue, 39th Floor
                  New York, New York 10019

                  With a copy to:

                  PricewaterhouseCoopers LLP
                  1177 Avenue of Americas
                  New York, New York 10036
                  Attention:  Randall Eisenberg

                  and

                  Weil, Gotshal & Manges, LLP
                  767 Fifth Avenue
                  New York, New York 10153
                  Attention:  Richard Krasnow, Esq.

                  For the Purchaser:

                  Atarey Hasharon Chevra Lepituach Vehashkaot Benadlan (1991)
                    Ltd.
                  Giborei Yisrael 7 P.O. Box 8468
                  Netanya South 42504
                  Israel
                  Attention:  Leora Pratt Levin


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

                  With a copy to:

                  Cleary, Gottlieb, Steen & Hamilton
                  One Liberty Plaza
                  New York, New York 10006
                  Attention: Paul J. Shim

(or to such other address as a party may have specified by notice given to the other party pursuant to this provision).

      8.12 SEVERABILITY. If any provision of this Agreement is invalid or unenforceable, the balance of this Agreement shall remain in effect.

      8.13 BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a party to this Agreement except as expressly provided below. No assignment of this Agreement or of any rights or obligations hereunder may be made by either the Seller or the Purchaser (by operation of law or otherwise) without the prior written consent of the other parties hereto and any attempted assignment without the required consents shall be void.

      8.14 NO PERSONAL LIABILITY. No personal liability under or by virtue of this Agreement or under any document executed pursuant to this Agreement shall attach to the Joint Provisional Liquidators or any of them individually, as acknowledged by the signature of the Purchaser below

      8.15 ACKNOWLEDGEMENT OF CNET TAG ALONG RIGHTS. The parties hereto understand and acknowledge that pursuant to Section 3.2 of the Investor Rights Agreement, dated as of the 20th day of October, 1999, by and between the Company, the Seller and CNET Investments, Inc., a Delaware corporation ("CNET"), CNET has the right to have its shares included in the transaction contemplated by this Agreement. The Purchaser hereby agrees that it shall, if requested by CNET, purchase all of the shares of common stock of the Company owned by CNET (the "CNET Shares") upon the same terms and conditions as set forth herein, other than those matters which are specific to the Joint Provisional Liquidators, the Class B shares of common stock or other matters specific to the Seller. CNET is an intended third party beneficiary of this Section 8.15. The Purchaser shall consummate such purchase within seven Business Days after the Closing Date.


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


      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                   PURCHASER:

                                   ATAREY HASHARON CHEVRA LEPITUACH
                                   VEHASHKAOT BENADLAN (1991) LTD.


                                   By: /s/ Joseph Bartfeld
                                      ------------------------------------------
                                      Name:   Joseph Bartfeld
                                      Title:  Director

                                   SELLER:

                                   RSL COMMUNICATIONS LTD.


                                   By: /s/ Randall Eisenberg
                                      ------------------------------------------
                                      Name:   Randall Eisenberg
                                      Title:  Provisional Liquidator


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